Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Total net revenue	$ 1,826,190	$ 2,860,001
Cost of revenues	4,412,119	2,551,009
Gross profit (loss)	(2,585,929)	308,992
Selling, general and administrative expenses	6,322,184	11,489,804
Equity-based compensation	1,708,218	4,053,123
Operating loss	(10,616,331)	(15,233,936)
Other income	1,296	31,429
Net loss	(10,615,035)	(15,202,507)
Preferred dividends	41,867
Net loss attributable to common stockholders	$ (10,656,902)	$ (15,202,507)
Weighted average shares outstanding
Basic (in Shares)	15,329,617	12,550,096
Diluted (in Shares)	15,329,617	12,550,096
Net loss per share - basic (in Dollars per share)	$ (0.69)	$ (1.21)
Net loss per share - diluted (in Dollars per share)	$ (0.69)	$ (1.21)
Wholesale Revenue
Total net revenue	$ 1,328,382	$ 1,651,451
Direct to Consumer Revenue
Total net revenue	497,808	911,326
Related Party Service Revenue
Total net revenue		$ 297,224